Exhibit 99.1

AMENDMENT TO BYLAWS
OF

NORTHERN OIL AND GAS, INC.

The following amendments to the Bylaws of Northern Oil and Gas, Inc., a Nevada corporation (the “Company”), were adopted by unanimous consent of the members of the Board of Directors on November 30, 2007:

Section 6.01 of the Company’s existing Bylaws is hereby amended in its entirety as follows:

Section 6.01 Share Certificates.  The Board of Directors may provide by resolution that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of capital stock of the corporation represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the corporation signed by the president or any vice president, and the secretary or assistant secretary, and sealed with the seal (which may be a facsimile, engraved or printed) of the corporation, certifying the number and kind, class or series of shares owned by such holder in the corporation; provided, however, that where such a certificate is countersigned by (a) a transfer agent or an assistant transfer agent, or (b) registered by a registrar, the signature of any such president, vice president, secretary, or assistant secretary may be a facsimile.  In case any officer who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate, shall cease to be officer of the corporation, for any reason, before the delivery of such certificate by the corporation, such certificate may nevertheless be adopted by the corporation and be issued and delivered as though the person who signed it, or whose facsimile signature or signatures shall have been used thereon, has not ceased to be such officer.  Certificates representing shares of the corporation shall be in such form as provided by the statutes of the state of incorporation.  There shall be entered on the share books of the corporation at the time of issuance of each share, the number of the certificate issued, the name and address of the person owning the shares represented thereby, the number and kind, class or series of such shares, and the date of issuance thereof.  With respect to certificated shares of capital stock, every certificate exchanged, returned or surrendered to the corporation shall be marked “Canceled” with the date of cancellation.

Section 6.02 of the Company’s existing Bylaws is hereby amended and restated in its entirety as follows:

Section 6.02 Transfer of Shares.  Transfers of shares of the corporation shall be made on the books of the corporation, and in the case of certificated shares of capital stock, only by the holder of record thereof, or by such holder’s attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents, and:

(a) in the case of certificated shares of capital stock, on surrender of the certificate or certificates, properly endorsed or accompanied by proper instruments or transfer, representing such shares; or

(b) in the case of uncertificated shares of capital stock, upon receipt of proper transfer instructions from the holder of record thereof, or by such holder’s attorney thereunto duly authorized by a power of attorney duly executed in writing and filed with the secretary of the corporation or any of its transfer agents.

Except as provided by law, the corporation and transfer agents and registrars, if any, shall be entitled to treat the holder of record of any stock as the absolute owner thereof for all purposes, and accordingly, shall not be bound to recognize any legal, equitable, or other claim to or interest in such shares on the part of any other person whether or not it or they shall have express or other notice thereof.

Section 6.07 of the Company’s existing Bylaws is hereby amended in its entirety as follows:

Section 6.07 Lost, Stolen or Destroyed Certificates.  The corporation may issue a new certificate or uncertificated shares in place of a certificate previously issued by the corporation, for shares of the corporation in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate or the owner’s legal representatives, to give the corporation a bond in such form and amount as the Board of Directors may direct, and with such surety or sureties as may be satisfactory to the Board, to indemnify the corporation and its transfer agents and registrars, if any, against any claims that may be made against it or any such transfer agent or registrar on account of the issuance of such new certificates or uncertificated shares.  A new certificate or uncertificated shares may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper to do so.

I, Michael Reger, Chief Executive Officer of the Company, hereby certify that the foregoing amendments to the Company’s Bylaws were duly adopted by resolution of the members of the Board of Directors on November 30, 2007.

/s/ Michael Reger
 Michael Reger